================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 24, 2005

                                 EDO CORPORATION
             (Exact name of Registrant as specified in its charter)

                     NEW YORK                                    3812                                  11-0707740
           (State or Other Jurisdiction              (Primary Standard Industrial                   (I.R.S. Employer
        of Incorporation or Organization)             Classification Code Number)                 Identification No.)

                                   ----------
                         60 EAST 42nd STREET 42nd FLOOR
                               NEW YORK, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                   ----------
                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01  REGULATION FD DISCLOSURE

         On January 13, 2005, EDO Corporation received a letter contract signifying the intention of the Department of the Army to execute a formal Firm Fixed Price contractual modification to existing contract W15P7T-04-C-L001. The purpose of this modification is "to procure additional quantities of Warlock Red and Warlock Green Electronic Countermeasure (ECM) Systems in their combined configuration with associated Antennas on a Firm-Fixed-Price basis in support of Operation Enduring Freedom (OEF) and Operation Iraqi Freedom (OIF)."

In accordance with FAR 52.216-23, "Execution and Commencement of Work", EDO is to immediately commence performance of the work associated with this urgent modification. Price and delivery schedules will be finalized in the definitive contract.

A Not-To-Exceed (NTE) price of $74,844,248.00 has been established for this contract modification. In accordance with DFARS 217.7404-4, "Limitations on Obligations", the Government may obligate no more than 75% of the NTE price prior to definitization. Therefore, EDO is authorized under this "Undefinitized Contractual Action" to expend funds up to $56,133,186.00, which is 75% of the NTE price.

The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

            Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 24, 2005


                                  EDO CORPORATION


                                  By:   /s/ Lisa M. Palumbo
                                  ----------------------------------------------
                                      Name:  Lisa M. Palumbo
                                      Title: Vice President and General Counsel